DIVESTITURES	12 Months Ended
Dec. 31, 2011
DIVESTITURES
DIVESTITURES

NOTE 3—DIVESTITURES

        During the third quarter of 2009, the Company completed a sale of its Korea operations. During the year ended 2010, the Company completed its divestitures of China Packet Data Services Node Assets, EMEA operations, IP Messaging and US PDSN Assets, and Remote Access Server Product Line.

China PDSN Assets

        In the third quarter of 2010, the Company completed a sale of its China PDSN assets. The divested assets were part of the Multimedia Communications segment. After the close of the transactions, the Company remained the primary obligor for certain sales contracts that were in place prior to the close of the transaction. The Company allocated proceeds to each component of the sales agreement based on relative fair values and recorded a gain of $1.6 million upon closing of the transaction in September 2010. The Company determined that the sale of this product line did not meet the criteria for presentation as a discontinued operation because of the Company's continuing involvement. In the third quarter of 2011, the Company entered into a three-party assignment agreement to transfer and release substantially all of the remaining obligations in connection with the sale of China PDSN assets. The Company recognized a gain on divestiture of approximately $4.3 million in year 2011. The Company reassessed and concluded that the three-party assignment agreement was executed beyond the one year reassessment period after its completion of disposal, and there was no triggering event requiring an extension of the reassessment period beyond one year. Therefore, presentation of discontinued operation is not required. At December 31, 2011, the Company had deferred gain of $0.7 million associated with China PDSN assets, which includes $0.5 million that will be released in the first half of 2012 based on the existing assignment schedule. The Company will continue to update the progress of assignment of obligations associated with the remaining China PDSN deferred gain.

EMEA Operations

        In September 2010, the Company entered into an agreement to transfer its EMEA, or Europe, Middle East and Africa, operations for no consideration. In 2010, the Company recognized expenses and an accrual of approximately $0.9 million as a divestiture loss for its obligations primarily arising out of local statutory requirements such as severance fund for transferred employees and other miscellaneous operational costs. The Company had paid approximately $0.7 million to the buyer in 2010 and $0.2 million remains in the accrual balance. As of December 31, 2011, the transaction was not completed since the Company was not able to transfer all of its obligations under sales contracts existing at the date of the disposal to the buyer. Due to the departure of its certain key sales and engineering personnel, the buyer was unable to effectively service our former customers. Therefore, the buyer was continually arguing with the Company, demanding work and other benefits without charge, and finally accused the Company of not supporting their efforts.

        On May 20, 2011, the Company received a Summary Summons from the High Court of Ireland filed by the buyer, which alleged that the Company owes the buyer certain amounts under the original transfer agreement. The Company will vigorously defend itself in this action. Meanwhile, as of the filing date of this report, the settlement of the dispute is still under negotiation. As a result, the Company determined that the sale of its EMEA operations did not meet the criteria for presentation as a discontinued operation because EMEA did not meet the definition of a component of an entity and the Company has continued involvement with its EMEA operations.

IP Messaging and US PDSN Assets

        In June 2010, the Company completed a sale of its IP Messaging and US PDSN Assets as part of its strategy to focus on core IP-based product offerings. The divested assets were located in North America, Caribbean, and Latin America regions and were part of the Multimedia Communications segment. Consideration for the approximately $1.7 million of net liabilities transferred included approximately $0.4 million cash proceeds plus potential additional contingent consideration of up to $1.6 million based on future cash collection of transferred receivables. A gain of $2.1 million, net of taxes, was recognized in June 2010 as a reduction to operating expenses. In the third and fourth quarter of 2010, the Company received $0.9 million of contingent consideration and recognized an additional gain on divestiture. In the first and fourth quarters of 2011, the Company received $0.2 million of contingent consideration which it recognized as additional gain on divestiture. The Company determined that the sale of these product lines did not meet the criteria for presentation as a discontinued operation as these product lines did not meet the definition of a component of an entity.

Sale of Remote Access Server product line

        In January 2010, the Company completed a sale of certain assets and liabilities related to its Remote Access Server, or RAS, product line and received total consideration of approximately $1.5 million. The primary RAS product was the Total Control 1000 Transaction Gateway, which offers the market a proven processing platform for carrier-class transaction network service providers and enterprises for dial-up connectivity. In the first quarter of 2010, the Company transferred net liabilities of approximately $0.3 million in connection with this transaction and recorded a net gain of $1.8 million as a reduction of operating expenses. The Company did not have any activity associated with this divestiture in 2011. The Company determined that the divestiture of the RAS product line did not meet the criteria for presentation as a discontinued operation as the RAS product line did not meet the definition of component of an entity.

Korea operations

        On July 31, 2009, the Company completed a sale of its Korea operations to an entity founded by a former employee and received total consideration of approximately $2.0 million. In connection with this transaction, the Company recorded a net loss of $1.3 million during 2009. Included in this amount was $2.2 million of foreign currency losses previously carried in accumulated other comprehensive income that were realized upon completion of sale and liquidation of the subsidiary. The Company determined that the divestiture of Korea operations did not meet the criteria for presentation as a discontinued operation as the Korea operations did not meet the definition of component of an entity.